SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                  June 29, 1998

                    STRUCTURED ASSET MORTGAGE INVESMENTS INC.
               (Exact name of registrant as specified in charter)

              Structured Asset Mortgage Invesments Inc. (as Seller
                      under a Pooling Agreement dated as of
                  March 1, 1998, as amended by Amendment No. 1
            dated as of June 30, 1998, providing for the issuance of
                    Structured Asset Mortgage Invesments Inc.
                    Pass-Through Certificates, Series 1998-2)

       Delaware                    333-13617                13-3633241
    (State or other               (Commission              (IRS Employer
    jurisdiction of              File Number)           Identification No.)
    incorporation)

           245 Park Avenue, New York, New York 10167
       -------------------------------------------------
      (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                                 Not Applicable
        -------------------------------------------------------
       (Former name or former address, if changed since last report.)

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Item 5.  Other Events.
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Filing of Computational Materials.
----------------------------------

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Bear, Stearns & Co. Inc. (an "Underwriter") in connection with the issuance of the Structured Asset Mortgage Invesments Inc. Pass-Through Certificates, Series 1998-2. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

           Exhibit No.
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           99.1   Computational Materials of Bear, Stearns & Co. Inc.



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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     STRUCTURED ASSET MORTGAGE INVESMENTS INC.
                     -----------------------------------------
                     (Registrant)


Date: June 29, 1998       By: /s/ Joseph T. Jurkowski, Jr.
      -----------             ------------------------------
                               Name: Joseph T. Jurkowski, Jr.
                               Title:   Vice President




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                                  EXHIBIT INDEX


Exhibit Number               Description
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99.1                         Computational Materials of Bear, Stearns & Co. Inc.